EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2019
EARNINGS PER SHARE [Abstract]
EARNINGS PER SHARE
16. EARNINGS PER SHARE

The following table sets forth the calculation of basic and diluted earnings per common share using the two-class method, in which dividends attributable to SARs, if any, are deducted from net income in determining net income attributable to common shareholders (dollars in thousands, except per share data):

	Years ended
	2019	2018	2017
Numerator
Net income attributable to common shareholders	$225,877	$85,723	$2,598
Denominator
Weighted average shares outstanding-Basic	31,607,781	29,744,083	30,307,357
Dilutive common equivalent shares:
SARs	107,688	39,821	46,068
Weighted average shares outstanding-Diluted	31,715,469	29,783,904	30,353,425
Earnings per share:
Basic
Distributed earnings	$—	$—	$—
Undistributed income	$7.15	$2.88	$0.09
Basic earnings per share	$7.15	$2.88	$0.09
Diluted
Distributed earnings	$—	$—	$—
Undistributed income	$7.12	$2.88	$0.09
Diluted earnings per share	$7.12	$2.88	$0.09

Basic earnings per share is calculated by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share is calculated by dividing net income available to common shareholders by the sum of the weighted average number of common shares outstanding and the potential number of dilutive common shares outstanding during the period, excluding the effect of any anti-dilutive securities.
SARs granted by the Company that contain non-forfeitable rights to receive dividend equivalents are deemed participating securities (see Note 14). Net income available to common shareholders is determined by reducing the Company’s net income for the period by dividend equivalents paid on vested SARs during the period.